UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13, 15(d), or 37 of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2007
TENNESSEE VALLEY AUTHORITY
(Exact name of registrant as specified in its charter)

A corporate agency of the United States created by an act of Congress	000-52313	62-0474417
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

400 W. Summit Hill Drive Knoxville, Tennessee (Address of principal executive offices)	37902 (Zip Code)
(865) 632-2101
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On May 22, 2007, TVA issued a news release concerning the restart of Unit 1 at its Browns Ferry Nuclear Plant. A copy of the news release announcing the restart is attached as an exhibit hereto.
The information furnished in this Item 8.01, including Exhibit 99.1, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any other document filed under the Exchange Act, except as shall be expressly set forth by specific reference in that filing. By furnishing the information set forth in this Item 8.01, including Exhibit 99.1, TVA makes no admission as to the materiality of this information.
Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	May 22, 2007 TVA news release announcing Browns Ferry Unit 1 restart.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennessee Valley Authority
(Registrant)

Date: May 23, 2007	/s/ John M. Hoskins
John M. Hoskins
Interim Chief Financial Officer and Executive Vice President, Financial Services

EXHIBIT INDEX
     This exhibit is furnished pursuant to Item 8.01 hereof and should not be deemed to be filed under the Exchange Act.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	May 22, 2007 TVA news release announcing Browns Ferry Unit 1 restart.